EXHIBIT 10.1
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                      ASSIGNMENT and ASSUMPTION AGREEMENT
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        This Assignment and Assumption Agreement is made and entered into this 28th day of March, 2006, by and between the City of Elgin, an Illinois municipal corporation, (hereinafter referred to as the "City") and JBSS Properties, LLC, an Illinois limited liability company (hereinafter referred to as "JBSS").

        WHEREAS, on May 26, 2004, the City and John B. Sanfilippo & Son, Inc., an Illinois corporation, and others entered into a development agreement regarding the property commonly known as 750 S. State Street, Elgin, Illinois, such property being legally described in Exhibit "A" to such development agreement (such development agreement is hereinafter referred to as the "Subject Development Agreement" and such property is hereinafter referred to as the "Subject Property") and

        WHEREAS, pursuant to the Subject Development Agreement the City acquired the Subject Property from the State of Illinois pursuant to an agreement for the sale of property dated June 18, 2004 between the State of Illinois, acting by and through its Department of Central Management Services and the City of Elgin, a copy of such agreement being attached hereto as Exhibit "A" (hereinafter referred to as the "Subject Agreement for the Sale of the Subject Property with the State"); and

        WHEREAS, the City and John B. Sanfilippo & Son, Inc., and others thereafter entered into a Termination Agreement dated January 11, 2006, providing in part for the termination of the Subject Development Agreement and the conveyance of the Subject Property from the City to John B. Sanfilippo & Son, Inc., or its designee (such termination agreement is hereinafter referred to as the "Subject Termination Agreement"); and

        WHEREAS, the Subject Termination Agreement further provides that at the closing of the conveyance of the Subject Property from the City to John
B. Sanfilippo & Son, Inc., the City and John B. Sanfilippo & Son, Inc. will enter into an Assignment and Assumption Agreement whereby the City shall assign to John B. Sanfilippo & Son, Inc. and John B. Sanfilippo & Son,
Inc. shall accept from the City all of the City's rights and obligations regarding the provisions of Section 12 of the Subject Agreement for the Sale of the Subject Property with the State; and

        WHEREAS, John B. Sanfilippo & Son, Inc., has requested that the City convey the Subject Property and assign all of the City's rights and obligations regarding the provisions of Section 12 of the Subject Agreement for the Sale of the Subject Property with the State to its designee JBSS.

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), in hand paid, and in consideration of the mutual undertakings as set forth in the Subject Termination Agreement, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. The City hereby assigns to JBSS all of its rights and obligations in and to Section 12 of the Subject Agreement for the Sale of the Subject Property with the State, a copy of such Agreement being attached hereto as Exhibit "A".

        2. JBSS hereby accepts and assumes from the City all of the City's rights and obligations in and to Section 12 of the Subject Agreement for the Sale of the Subject Property with the State, a copy of such Agreement being attached hereto as Exhibit "A".

        3. This Assignment and Assumption Agreement may be executed and delivered in any number of counter-parts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

        4. This Assignment and Assumption Agreement shall become effective upon conveyance of the Subject Property from the City to JBSS on March 28, 2006.

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed as of the date and year first written above.



CITY OF ELGIN, an Illinois             JBSS Properties, LLC,
municipal corporation,                 an Illinois limited liability company,


By:     /s/ EDWARD SCHOCK              By:     JEFFREY T. SANFILIPPO
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        Mayor                                  Its Manager

Attest: /s/ DOLONNA MECUM              Attest: KELLY DAY
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        City Clerk